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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-25646 and 33-84097.

                                     ARTHUR ANDERSEN LLP

Fayetteville, Arkansas
April 24, 2001